United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report: February 24, 2009

Commission File No. 0-8117

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CHURCH LOANS & INVESTMENTS TRUST	®

(Exact name of registrant as specified in its charter)

Texas	75-6030254
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5305 W Interstate 40, Amarillo, Texas	79106-4759
(Address of principal executive office)	(Zip Code)

(806) 358-3666
(Issuer’s telephone number including area code)

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Item 4.01  Changes in Registrant’s Certifying Accountant.

Clifton Gunderson LLP was previously engaged as the principal accountants for Church Loans & Investments Trust (“the Trust”). On or about August 31, 2008, Clifton Gunderson LLP sold its Amarillo, Texas office.  Therefore, on February 24, 2009, the Board of Trust Managers based on the recommendation of the Audit Committee dismissed Clifton Gunderson LLP as the Trust’s independent auditors.

Clifton Gunderson LLP’s  report on the financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion, nor any qualification or modification as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by both the Audit Committee of the Board of Trust Managers and the entire Board of Trust Managers.

Furthermore, there were no disagreements with Clifton Gunderson LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in regard to the audits of the fiscal years ended March 31, 2007 and March 31, 2008, or in regard to the subsequent interim period preceding dismissal.

A letter from Clifton Gunderson LLP is attached as Exhibit "A" in which Clifton Gunderson LLP states that it agrees with the statements made herein.

The Board of Trust Managers, based on the recommendation of the Audit Committee, ratified the engagement of Hein & Associates, LLP, independent certified public accountants, on February 24, 2009, as the auditors of the financial statements of the Trust for the fiscal year ending March 31, 2009, subject to satisfactory completion of the client acceptance procedures of Hein & Associates, LLP.

The Trust has not during the two most recent fiscal years, nor any subsequent interim period prior to engaging Hein & Associates, LLP, consulted Hein & Associates, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

A letter has been obtained from Hein & Associates, LLP confirming the above representation and is attached hereto as Exhibit “B”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHURCH LOANS & INVESTMENTS TRUST

By:	/s/ B.R. McMorries .
B.R. McMorries, Chairman of the Board of Trust Managers
Date:	February 27, 2009

February 27, 2009

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C.  20549

Dear Ladies and Gentlemen:

We have read the statements that we understand Church Loans & Investment Trust will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors.  We agree with such statements made regarding our firm.  We have no basis to agree or disagree with other statements made under Item 4.01.

Yours truly,

Clifton Gunderson LLP

Exhibit “A”

February 27, 2009

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C.  20549

Dear Ladies and Gentlemen:

We are the principal accountants for Church Loans & Investments Trust.  We were engaged by Church Loans & Investments Trust effective February 24, 2009, subject to satisfactory completion of our client acceptance procedures.

Church Loans & Investments Trust has not during the two most recent fiscal years, nor any subsequent interim period prior to engaging us, consulted us regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

We have read Church Loans & Investments Trust statements included under Item 4.01 of its Form 8-K dated February 24, 2009, and we agree with such statements, except that we are not in a position to agree or disagree with Church Loans & Investments Trust's statement that the change was approved by the Board of Trust Managers.

Very truly yours,

Hein & Associates, LLP

Exhibit “B”